CIM Real Assets & Credit Fund
Schedule of Investments
December 31, 2021

	Maturity Date	Rate	Principal	Value
Bank Loans (18.05%)(a)
Chemicals (1.55%)
Molded Devices, Inc., Delayed Draw Term Loan(b)	11/01/2026	1M US L + 6.00%	$277,778	$276,389
Molded Devices, Inc., Revolver(b)	11/01/2026	1M US L + 6.00%	185,185	183,333
Molded Devices, Inc., Term Loan(b)	11/01/2026	1M US L + 6.00%	1,537,037	1,521,667
Total Chemicals				1,981,389

Consumer, Non-cyclical (1.13%)
RC Buyer, Inc., Second Lien Initial Term Loan(b)	07/30/2029	3M US L + 6.50%	1,016,949	1,019,491
Spring Education Group, Inc., Second Lien Initial Term Loan(b)	07/30/2026	3M US L + 8.25%	430,240	417,333
Total Consumer, Non-cyclical				1,436,824

Healthcare Equipment and Supplies (2.11%)
Kreg LLC, Revolver(b)	12/20/2026	L + 6.25%	271,739	269,022
Kreg LLC, Term Loan(b)	12/20/2026	L + 6.25%	2,500,000	2,423,750
Total Healthcare Equipment and Supplies				2,692,772

Healthcare Providers and Services (5.90%)
Baart Programs, Inc., Second Lien Term Loan(b)	06/11/2028	3M US L + 8.50%	2,189,394	2,178,448
Honor HN Buyer, Inc., Delayed Draw Term Loan(b)	10/15/2027	L + 6.00%	720,475	720,475
Honor HN Buyer, Inc., Revolver(b)	10/15/2027	L + 6.00%	132,013	132,013
Honor HN Buyer, Inc., Term Loan(b)	10/15/2027	L + 6.00%	1,147,512	1,125,334
MedMark Services, Inc., Second Lien Term Loan(b)	06/11/2028	3M US L + 8.50%	378,788	376,894
One GI Intermediate LLC, Revolver Upsize(b)	12/22/2025	L + 6.75%	333,333	333,333
One GI Intermediate LLC, Tranche B Delayed Draw Term Loan(b)	12/22/2025	L + 6.75%	1,750,000	1,750,000
One GI Intermediate LLC, Tranche C Delayed Draw Term Loan(b)	12/22/2025	L + 6.75%	916,667	916,667
Total Healthcare Providers and Services				7,533,164

Hotels, Restaurants & Leisure (3.74%)
SS Acquisition LLC, Delayed Draw Term Loan(b)	12/30/2026	L + 6.88%	1,800,000	1,800,000
SS Acquisition LLC, Term Loan(b)	12/30/2026	L + 6.50%	3,000,000	2,970,000
Total Hotels, Restaurants & Leisure				4,770,000

Industrial (0.36%)
Energy Acquisition LP, Second Lien Initial Term Loan(b)	06/26/2026	2M US L + 8.50%	500,000	466,563

Services, Business (0.78%)
Convergint Technologies LLC, Second Lien Term Loan(b)	03/30/2029	1M US L + 6.75%	999,970	1,002,470

	Maturity Date	Rate	Principal	Value
Technology (2.48%)
Redstone HoldCo 2 LP, Second Lien Initial Term Loan(b)	04/27/2029	3M US L + 7.75%	$800,000	$744,000
RumbleOn, Inc., Delayed Draw Term Loan(b)	08/31/2026	L + 8.25%	750,000	750,000
RumbleON, Inc., First Lien Term Loan(b)	08/31/2026	L + 8.25%	1,750,000	1,673,000
Total Technology				3,167,000

TOTAL BANK LOANS (Cost $23,047,155)				23,050,182

Collateralized Loan Obligations - Debt (15.21%)(a)
Allegro CLO XII, Ltd., Class E(c)	01/21/2032	3M US L + 7.10%	1,000,000	1,002,431
Barings Middle Market CLO, Ltd. 2021-I, Class D(c)	07/20/2033	3M US L + 8.65%	1,000,000	1,008,146
Flatiron CLO 20, Ltd., Class E(c)	11/20/2033	3M US L + 7.85%	500,000	510,264
Ivy Hill Middle Market Credit Fund XVIII, Ltd., Class E(c)	04/22/2033	3M US L + 7.75%	2,000,000	1,927,194
LCM 31, Ltd., Class E(c)	01/20/2032	3M US L + 7.08%	1,250,000	1,255,765
Madison Park Funding XLVII, Ltd., Class E(c)	01/19/2034	3M US L + 7.46%	600,000	610,710
MCF CLO VII LLC, Class ER(c)	07/20/2033	3M US L + 9.15%	2,500,000	2,520,896
Monroe Capital Mml Clo X, Ltd., Class E(c)	08/20/2031	3M US L + 8.85%	2,050,000	2,049,755
Northwoods Capital 25, Ltd., Class E(c)	07/20/2034	3M US L + 7.14%	2,250,000	2,146,998
OCP CLO 2020-20, Ltd., Class E(c)	10/09/2033	3M US L + 7.66%	500,000	506,964
PennantPark CLO, Ltd., Class E(c)	10/22/2032	3M US L + 8.14%	3,000,000	3,016,015
Regatta Funding LP 2013-2A, Class DR2(c)	01/15/2029	3M US L + 6.95%	400,000	396,070
Saratoga Investment Corp. CLO 2013-1, Ltd., Class F1R3(c)	04/20/2033	3M US L + 10.00%	2,000,000	1,956,978
VCP CLO II, Ltd., Class E(c)	04/15/2031	3M US L + 8.40%	500,000	506,121

TOTAL COLLATERALIZED LOAN OBLIGATIONS - DEBT (Cost $19,049,479)				19,414,307

Collateralized Loan Obligations - Equity (9.34%)(a)(d)

Apex Credit Clo 2021, Ltd., Class SUB(b)(c)	07/18/2034	Estimated yield of 14.53%	2,980,000	2,569,692
ArrowMark Colorado Holdings, Class SUB(c)	01/25/2035	16.90%	3,750,000	2,718,750
Atlas Senior Loan Fund XVII, Ltd., Class SUB(b)(c)	10/20/2034	15.67%	3,000,000	2,620,751
LCM 31, Ltd., Class INC(b)(c)	01/20/2032	21.35%	250,000	216,661
Marble Point CLO XXI, Ltd., Class INC(b)(c)	10/17/2051	14.36%	2,750,000	2,368,184
Trinitas Clo VIII, Ltd., Class SUB(b)(c)	07/20/2031	22.08%	2,300,000	1,428,088

TOTAL COLLATERALIZED LOAN OBLIGATIONS - EQUITY (Cost $11,909,456)				11,922,126

	Maturity Date	Rate	Principal	Value
Commercial Mortgage-Backed Securities (4.90%)
Campus Drive Secured Lease-Backed Pass-Through Trust, Series C(b)(c)	06/15/2058	6.91%	$3,715,649	$3,347,800
Capital Funding Mortgage Trust 2021-21, Class B(a)(c)	11/15/2023	1M US L + 12.25%	500,000	500,000
CSMC 2020-TMIC, Class C(a)(c)	11/15/2023	1M US L + 6.75%	400,000	412,147
TWO VA Repack Trust Class B-2, Series B2(b)(c)(e)	11/15/2033	0.00%	1,811,000	735,085
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(b)(c)	03/15/2034	13.00%	189,508	259,247
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F(a)(c)	05/15/2031	1M US L + 5.90%	1,000,000	1,001,007
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,848,464)				6,255,286

Direct Real Estate (27.68%)
EPIC Dallas(b)(f)(g)	N/A	N/A	N/A	16,347,637
Sora Multifamily Residential Property(b)(g)	N/A	N/A	N/A	13,415,688
Vale at the Parks - DC(b)(f)(g)	N/A	N/A	N/A	5,569,976
TOTAL DIRECT REAL ESTATE (Cost $32,010,822)				35,333,301

Real Estate-Related Securities (11.47%)(a)
Mortgage Securities (7.69%)
Society Las Olas - PMG-Greybook Riverfront I LLC(b)	10/07/2023	1.47%	9,886,684	9,817,392

Preferred Units (3.78%)
Society Las Olas - 301 SW 1st Avenue Holdings LLC(b)	09/23/2023	8.80%	4,867,648	4,827,209

TOTAL REAL ESTATE-RELATED SECURITIES (Cost $14,618,840)				14,644,601

Loan Accumulation Facility (1.65%)(a)(d)
Dryden 98 CLO, Ltd.(b)	12/13/2022	13.50%	2,100,000	2,100,000

TOTAL LOAN ACCUMULATION FACILITY (Cost $2,100,000)				2,100,000

	Shares	Value
Common Stocks (2.23%)
CIM Commercial Trust Corp.(f)	388,344	2,854,328
TOTAL COMMON STOCKS (Cost $3,106,362)		2,854,328

Warrants (0.09%)
RumbleON, Inc., Expires 2/28/2023, Strike Price $33.00(b)	7,576	114,145
TOTAL WARRANTS (Cost $83,469)		114,145

	Shares	Value
Short Term Investments (7.91%)
First American Treasury Obligations Fund, 0.010%(h) (Cost $10,099,146)	10,099,146	$10,099,146
TOTAL SHORT TERM INVESTMENTS (Cost $10,099,146)		10,099,146

TOTAL INVESTMENTS 98.53% (Cost $121,873,193)		$125,787,422

Other Assets In Excess Of Liabilities 1.47%		1,868,701

NET ASSETS (100.00%)		$127,656,123

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Fair value of this security was determined using significant, unobservable inputs and was determined in good faith under the procedures approved by the Fund's Board of Trustees.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $37,591,719, which represented approximately 29.45% of net assets as of December 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(d)	CLO subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.
(e)	Zero coupon bond.
(f)	Affiliated investments pursuant to the 1940 Act. See Note 5 for more information.
(g)	Non-income producing investment.
(h)	Money market fund; interest rate reflects seven-day yield as of December 31, 2021.

We do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2021 was 0.10%

2M US L - 2 Month LIBOR as of December 31, 2021 was 0.15%

3M US L - 3 Month LIBOR as of December 31, 2021 was 0.21%

See Notes to Quarterly Schedule of Investments.

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	1011778 B.C. Unlimited Liability Company, 1M US L + 1.75	$194,192	3M US L + 1.35%	11/19/2026	$194,653	$461
Citibank, N.A.	Acrisure LLC, 1M US L + 4.25(b)	148,875	3M US L + 1.35%	02/15/2027	150,188	1,313
Citibank, N.A.	Acrisure LLC, 3M US L + 3.75(b)	552,558	3M US L + 1.35%	02/15/2027	558,140	5,582
Citibank, N.A.	ADMI Corp. TLB3 1L, 1M US L + 3.50	802,419	3M US L + 1.35%	12/23/2027	806,262	3,843
Citibank, N.A.	Aegion Corp., 3M US L + 4.75(b)	264,474	3M US L + 1.35%	05/17/2028	264,692	218
Citibank, N.A.	AHP Health Partners, Inc., 1M US L + 3.50	289,270	3M US L + 1.35%	08/24/2028	290,785	1,515
Citibank, N.A.	Allen Media LLC, 3M US L + 5.50	726,080	3M US L + 1.35%	02/10/2027	734,055	7,975
Citibank, N.A.	Allen Media LLC, 3M US L + 5.50	798,662	3M US L + 1.35%	02/10/2027	807,435	8,773
Citibank, N.A.	Allied Universal Holdco LLC, 3M US L + 3.75	497,500	3M US L + 1.35%	05/12/2028	499,003	1,503
Citibank, N.A.	Anesthesia Partners, Inc., 3M US L + 4.25	945,743	3M US L + 1.35%	10/02/2028	949,369	3,626
Citibank, N.A.	AP Core Holdings II LLC, 1M US L + 5.50,	1,193,817	3M US L + 1.35%	09/01/2027	1,209,651	15,834
Citibank, N.A.	Aramark Intermediate HoldCo Corp., 1M US L + 1.75	197,839	3M US L + 1.35%	03/11/2025	197,937	98
Citibank, N.A.	Asurion LLC, 1M US L + 3.00	195,931	3M US L + 1.35%	11/04/2024	196,296	365
Citibank, N.A.	Atlantic Aviation Corp., 1M US L + 3.00	959,551	3M US L + 1.35%	09/22/2028	959,803	252
Citibank, N.A.	Axalta Coating Systems Dutch Holding B B.V., 3M US L + 1.75	122,328	3M US L + 1.35%	06/03/2024	122,888	560
Citibank, N.A.	Bakemark Holdings, Inc., 6M US L + 4.00(b)	497,500	3M US L + 1.35%	09/05/2028	499,063	1,563
Citibank, N.A.	Burlington Coat Factory Warehouse Corp., 1M US L + 2.00(b)	545,882	3M US L + 1.35%	06/26/2028	546,452	570
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 2.75	593,915	3M US L + 1.35%	12/23/2024	594,568	653
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 3.50	498,741	3M US L + 1.35%	07/20/2025	499,738	997
Citibank, N.A.	CHG Healthcare Services, Inc., 1M US L + 3.50	351,176	3M US L + 1.35%	10/02/2028	353,426	2,250
Citibank, N.A.	CoreLogic, Inc., 1M US L + 3.50	498,750	3M US L + 1.35%	06/02/2028	500,250	1,500
Citibank, N.A.	DexKo Global Inc., TLB, 3M US L + 3.75	687,508	3M US L + 1.35%	10/01/2028	687,887	379
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	1,211,691	3M US L + 1.35%	03/31/2028	1,214,094	2,403
Citibank, N.A.	DIRECTV Financing LLC, 3M US L + 5.00	1,105,752	3M US L + 1.35%	07/22/2027	1,110,659	4,907
Citibank, N.A.	Diversitech Holdings, Inc., 3M US L + 3.75(b)	51,171	3M US L + 1.35%	12/15/2028	51,445	274
Citibank, N.A.	Diversitech Holdings, Inc., 3M US L + 3.75(b)	247,329	3M US L + 1.35%	12/15/2028	248,650	1,321
Citibank, N.A.	Ivanti Software, Inc., 3M US L + 4.25	665,000	3M US L + 1.35%	12/01/2027	668,540	3,540
Citibank, N.A.	LSCS Holdings, Inc., 3M US L + 4.50	348,250	3M US L + 1.35%	11/23/2028	350,525	2,275
Citibank, N.A.	MA FinanceCo LLC, 3M US L + 4.25(b)	244,307	3M US L + 1.35%	06/05/2025	245,973	1,666
Citibank, N.A.	Madison IAQ LLC, 6M US L + 3.25	649,916	3M US L + 1.35%	06/16/2028	655,328	5,412
Citibank, N.A.	Magenta Buyer LLC, 3M US L + 5.00	808,683	3M US L + 1.35%	07/27/2028	810,933	2,250
Citibank, N.A.	McGraw-Hill Education, Inc., 1M US L + 4.75	1,146,316	3M US L + 1.35%	07/28/2028	1,154,462	8,146
Citibank, N.A.	Medline Industries, LP, Term Loan, 1M US L + 3.25	872,266	3M US L + 1.35%	10/23/2028	875,792	3,526
Citibank, N.A.	MH Sub I LLC, 1M US L + 3.75	248,010	3M US L + 1.35%	09/13/2024	248,319	309
Citibank, N.A.	Milano Acquisition Corp, 3M US L + 4.00	298,420	3M US L + 1.35%	10/01/2027	298,904	484
Citibank, N.A.	Mitchell International, Inc., 1M US L + 3.75	661,667	3M US L + 1.35%	10/16/2028	663,750	2,083
Citibank, N.A.	PetSmart LLC, 3M US L + 3.75	599,622	3M US L + 1.35%	02/14/2028	600,185	563
Citibank, N.A.	Prestige Brands, Inc., 1M US L + 2.00	288,550	3M US L + 1.35%	07/03/2028	291,813	3,263
Citibank, N.A.	Pretium PKG Holdings, Inc., 1M US L + 4.00	279,298	3M US L + 1.35%	10/02/2028	280,545	1,247
Citibank, N.A.	Primary Products Finance LLC, 3M US L + 4.00(b)	577,500	3M US L + 1.35%	10/25/2028	584,914	7,414
Citibank, N.A.	Proofpoint, Inc., 3M US L + 3.25	711,071	3M US L + 1.35%	08/31/2028	712,446	1,375
Citibank, N.A.	Ring Container Technologies Group LLC, 3M US L + 3.75	234,706	3M US L + 1.35%	08/12/2028	236,118	1,412
Citibank, N.A.	Rough Country, LLC TL 1L, 2M US L + 3.50(b)	1,281,460	3M US L + 1.35%	07/26/2028	1,283,875	2,415
Citibank, N.A.	Sitel Worldwide Corporation LLC, 1M US L + 3.75	682,286	3M US L + 1.35%	08/28/2028	686,359	4,073
Citibank, N.A.	Sovos Brands Intermediate, Inc., 3M US L + 3.75	206,723	3M US L + 1.35%	06/08/2028	207,479	756
Citibank, N.A.	Specialty Building Products Holdings LLC, 1M US L + 3.75	498,500	3M US L + 1.35%	10/05/2028	499,533	1,033
Citibank, N.A.	SRS Distribution Inc., 3M US L + 3.75	362,202	3M US L + 1.35%	06/02/2028	364,662	2,460
Citibank, N.A.	Sunshine Luxembourg VII S.a r.l., 3M US L + 3.75	971,034	3M US L + 1.35%	10/01/2026	973,863	2,829
Citibank, N.A.	Sunshine Software Merger Sub, Inc., 3M US L + 3.75	692,876	3M US L + 1.35%	10/16/2028	694,269	1,393
Citibank, N.A.	Teneo Holdings LLC, 1M US L + 5.25	708,906	3M US L + 1.35%	07/11/2025	715,439	6,533

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	TGP Holdings III LLC, 3M US L + 3.25	$318,971	3M US L + 1.35%	06/29/2028	$319,638	$667
Citibank, N.A.	TGP Holdings III LLC, 3M US L + 3.25	42,058	3M US L + 1.35%	06/29/2028	42,146	88
Citibank, N.A.	Unified Women’s Healthcare LP, 1M US L + 4.25	1,243,750	3M US L + 1.35%	12/20/2027	1,252,969	9,219
Citibank, N.A.	Xperi Holding Corp., 1M US L + 3.50	982,562	3M US L + 1.35%	06/08/2025	986,883	4,321
		$30,803,564			$30,953,051	$149,487

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	Academy, Ltd., 1M US L + 3.75	$875,057	3M US L + 1.35%	11/05/2027	$874,025	$(1,032)
Citibank, N.A.	Acrisure LLC, 3M US L + 3.50	594,731	3M US L + 1.35%	02/15/2027	591,298	(3,433)
Citibank, N.A.	Applovin Corp., 1M US L + 3.25	197,069	3M US L + 1.35%	08/15/2025	196,839	(230)
Citibank, N.A.	Arches Buyer, Inc., 1M US L + 3.25	602,540	3M US L + 1.35%	12/06/2027	602,099	(441)
Citibank, N.A.	Autokiniton US Holdings, Inc., 12M US L + 4.50	1,097,860	3M US L + 1.35%	04/06/2028	1,097,474	(386)
Citibank, N.A.	Bausch Health Americas, Inc., 1M US L + 3.00	1,003,222	3M US L + 1.35%	06/02/2025	1,002,082	(1,140)
Citibank, N.A.	CCCR Parent, Inc., 3M US L + 4.25(b)	897,826	3M US L + 1.35%	03/06/2028	896,457	(1,369)
Citibank, N.A.	Charter Next Generation, Inc., 1M US L + 3.75	498,213	3M US L + 1.35%	12/01/2027	497,917	(296)
Citibank, N.A.	City Brewing Co. LLC, 3M US L + 3.50(b)	223,333	3M US L + 1.35%	04/05/2028	211,759	(11,574)
Citibank, N.A.	Connect Finco Sarl, 1M US L + 3.50	748,097	3M US L + 1.35%	12/11/2026	747,246	(851)
Citibank, N.A.	Core & Main LP, 1M US L + 2.50	414,586	3M US L + 1.35%	07/27/2028	413,894	(692)
Citibank, N.A.	Corel Corp., 3M US L + 5.00	535,158	3M US L + 1.35%	07/02/2026	534,757	(401)
Citibank, N.A.	CP Atlas Buyer, Inc., 3M US L + 3.75	745,769	3M US L + 1.35%	11/23/2027	744,011	(1,758)
Citibank, N.A.	DexKo Global Inc., Delayed TL, 3M US L + 3.75	131,184	3M US L + 1.35%	10/04/2028	131,026	(158)
Citibank, N.A.	Garda World Security Corp., 1M US L + 4.25	593,428	3M US L + 1.35%	10/30/2026	592,539	(889)
Citibank, N.A.	Help/Systems Holdings, Inc., 3M US L + 4.00	497,475	3M US L + 1.35%	11/19/2026	496,748	(727)
Citibank, N.A.	Jadex, Inc., 1M US L + 4.75(b)	365,006	3M US L + 1.35%	02/11/2028	364,089	(917)
Citibank, N.A.	KNS Acquisition Corp., 3M US L + 6.25(b)	600,000	3M US L + 1.35%	04/16/2027	589,749	(10,251)
Citibank, N.A.	LBM Acquisition LLC, 3M US L + 3.75	645,742	3M US L + 1.35%	12/18/2027	641,797	(3,945)
Citibank, N.A.	Liftoff Mobile, Inc., 3M US L + 3.75	498,203	3M US L + 1.35%	12/17/2027	498,000	(203)
Citibank, N.A.	LogMeIn, Inc., 1M US L + 4.75	696,724	3M US L + 1.35%	08/31/2027	693,091	(3,633)
Citibank, N.A.	Midwest Physician Administrative Services LLC, 3M US L + 3.25	733,756	3M US L + 1.35%	03/13/2028	730,141	(3,615)
Citibank, N.A.	Plaze, Inc., 1M US L + 3.75(b)	794,499	3M US L + 1.35%	08/03/2026	788,541	(5,958)
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	715,353	3M US L + 1.35%	04/27/2028	687,351	(28,002)
Citibank, N.A.	Ryan Specialty Group LLC, 1M US L + 3.00	198,330	3M US L + 1.35%	09/01/2027	198,322	(8)
Citibank, N.A.	TruGreen LP, 1M US L + 4.00	249,017	3M US L + 1.35%	11/02/2027	248,729	(288)
Citibank, N.A.	Watlow Electric Manufacturing Co., 3M US L + 3.75	1,057,626	3M US L + 1.35%	03/02/2028	1,057,521	(105)
Citibank, N.A.	WW International, Inc., 1M US L + 3.50	1,175,097	3M US L + 1.35%	04/13/2028	1,165,381	(9,716)
Citibank, N.A.	Zelis Payments Buyer, Inc., 1M US L + 3.50	994,994	3M US L + 1.35%	09/30/2026	992,221	(2,773)
		$18,379,895			$18,285,104	$(94,791)
TOTAL		$49,183,459			$49,238,155	$54,696

(a)	The Fund’s interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC , a Delaware Limited Liability Company.
(b)	Security is classified as Level 3 in the Fund’s hierarchy (see Note 2).

Note 1 — Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”). The Fund’s investments in Real Assets will consist of (1) direct real estate that will generally be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”), (2) public REITs (including publicly traded REITs and publicly registered and non-listed REITs) and private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. During this period, the Adviser purchased 4,000 of the Fund’s Class I Common Shares of beneficial interest (the “Class I Shares”) at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares of beneficial interest (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares of beneficial interest (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares of beneficial interest (the “Class L Shares”) at a price of $25.00 per share. On January 28, 2021, an affiliate of the Adviser purchased 156,067 Class I shares. The Adviser and its affiliates own shares in the Fund representing 7.2% and 6.4% of the NAV as of December 31, 2021 and January 31, 2022, respectively.

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

[1]	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. I -33630 (Sep. 23, 2019) (notice))

Income Taxes

For U.S. federal income tax purposes, the Fund intends to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

The Fund intends to change its tax year end from April 30 to September 30, to better align with the Fund's fiscal year end. Accordingly, the disclosures below indicate amounts, as calculated by the Fund, for the tax year May 1, 2020 through April 30, 2021, as well as for the short tax year from May 1, 2021 through September 30, 2021. To effect this change, the Fund intends to file Form 1128 with the Internal Revenue Service, which is due no later than the due date of the tax return, as extended. For the tax year ended September 30, 2021, Form 1128 must therefore be filed on or before July 15, 2022.

Portfolio Valuation

The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s Managed Assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s Managed Assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the Fund’s valuation policy and procedures, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s board of trustees (the “Board”) has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Fund’s valuation committee. On a quarterly basis, or more frequently if necessary, the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation policies and procedures.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We are evaluating the impact of adopting Rule 2a-5 on the financial statements and intend to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurements — In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –

Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –

Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices or identical or similar assets or liabilities in markets that are not active (markets with few transactions),  inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Company’s assumptions about the pricing of an asset or liability.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$–	$23,050,182	$23,050,182
Collateralized Loan Obligations - Debt	–	19,414,307	–	19,414,307
Collateralized Loan Obligations - Equity	–	–	11,922,126	11,922,126
Commercial Mortgage-Backed Securities	–	1,913,154	4,342,132	6,255,286
Direct Real Estate	–	–	35,333,301	35,333,301
Real Estate-Related Securities	–	–	14,644,601	14,644,601
Loan Accumulation Facility	–	–	2,100,000	2,100,000
Common Stocks	2,854,328	–	–	2,854,328
Warrants	–	–	114,145	114,145
Short Term Investments	10,099,146	–	–	10,099,146
Total	$12,953,474	$21,327,461	$91,506,487	$125,787,422
Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$127,151	$22,336	$149,487
Liabilities
Total Return Swap Contracts	$–	$(64,722)	$(30,069)	$(94,791)
Total	$–	$62,429	$(7,733)	$54,696

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2021	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2021	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2021
Bank Loans	$6,695,955	$10,887	$-	$7,097	$(53,109)	$16,427,196	$(781,844)	$744,000	$-	$23,050,182	$(86,910)
Collateralized Loan Obligations - Equity	-	8,616	-	-	(8,616)	2,718,750	-	9,203,376	-	11,922,126	62,320
Commercial Mortgage-Backed Securities	4,629,027	14,118	-	(368)	(299,089)	-	(1,556)	-	-	4,342,132	(326,651)
Direct Real Estate	16,495,100	-	-	-	2,049,852	16,788,349	-	-	-	35,333,301	2,049,852
Real Estate-Related Securities	14,618,750	-	-	-	25,851	-	-	-	-	14,644,601	25,761
Loan Accumulation Facility	2,500,000	-	-	-	-	2,100,000	(2,500,000)	-	-	2,100,000	-
Warrants	107,000	-	-	-	7,145	-	-	-	-	114,145	7,145
	$45,045,832	$33,621	$-	$6,729	$1,722,034	$38,034,295	$(3,283,400)	$9,947,376	$-	$91,506,487	$1,731,517

The following is a reconciliation for the year ended December 31, 2021 of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Return Swap Contracts	Total
Balance as of September 30, 2021	$52,304	$52,304
Change in Unrealized Appreciation/Depreciation	(32,234)	(32,234)
Purchased Unrealized Appreciation/Depreciation	9,405	9,405
Sold Unrealized Appreciation/Depreciation	(3,110)	(3,110)
Transfers In of Unrealized Appreciation/Depreciation	2,236	2,236
Transfers Out of Unrealized Appreciation/Depreciation	(36,334)	(36,334)
Balance as of December 31, 2021	$(7,733)	$(7,733)
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2021	$(16,285)	$(16,285)

NOTE 3 — Derivative Transactions

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “ Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Total Return Swap Contract – The Fund’s Swap Subsidiary has entered into a total return swap referencing a portfolio of bank loans with Citibank, N.A. (“Citi”) as the counterparty. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “reference asset”) without owning or taking physical custody of such bank loans. Under the total return swap, Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each reference asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Fund’s Swap Subsidiary posts collateral to cover its potential contractual obligations to Citi under the total return swap. The total return swap is marked-to-market daily consistent with the Fund’s Valuation Policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a reference asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such reference asset from the date it was added to the total return swap and the price of the reference asset at the time it was removed from the total return swap.

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage.

NOTE 4 — Direct Real Estate Investment

During the three months ended December 31, 2021, the Fund acquired a 100% interest in a multi-family residential property. As of December 31, 2021, the value of the property was $13,415,687, net of the Fund's mortgage note of $39,750,000, which was held at cost as of December 31, 2021.

NOTE 5 — Affiliated Transactions

These affiliated investments purchases during the period ended December 31, 2021 and the related positions as of December 31, 2021 follows:

Security Name	Market Value as of October 1, 2021	Purchases	Sales	Market Value as of December 31, 2021*	Share Balance as of December 31, 2021	Dividends	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
CIM Commercial Trust Corp.	$2,511,622	$986,257	$-	$2,854,328	388,344	$-	$(643,551)	$-
EPIC Dallas(1)	11,371,495	3,372,660	-	16,347,637	N/A	-	1,603,482	-
Vale at the Parks - DC	5,123,605	-	-	5,569,976	N/A	-	446,371	-
				$24,771,941	388,344	$-	$1,406,302	$-

(1)	The purchase amount includes $919,224 for the minimum Structured Acquisition Payment related to the property held by the Dallas Joint Venture.

NOTE 6 - LINE OF CREDIT

As of December 31, 2021, the Fund has an unsecured credit facility with a bank in place under which the Fund can borrow up to $40 million, subject to a borrowing base calculation. Subject to the satisfaction of certain conditions and the borrowing base calculation, the Fund can increase the amount that it may borrow under the unsecured credit facility to $100 million. Outstanding advances under the unsecured credit facility bear interest at the rate of Secured Overnight Financing Rate (SOFR) plus 4.00%. The Fund also pays a quarterly facility fee of 0.125% of the commitment under the unsecured credit facility. The unsecured credit facility contains certain customary covenants, including a maximum debt to asset value ratio covenant and a minimum liquidity requirement. The unsecured credit facility matures in December 2026, provided that the Fund may elect to extend the maturity date for two periods of 12 months each, in each instance upon satisfaction of certain conditions. As of December 31, 2021, no amount was outstanding under the unsecured credit facility.

In addition to any indebtedness incurred by the Fund, the Fund may also utilize leverage by mortgaging properties held by the Fund (or any subsidiary), or by acquiring property with existing debt. Any such leverage will be consolidated with any leverage incurred directly by the Fund and subject to the 1940 Act’s limitations on leverage. As of December 31, 2021, a subsidiary of the Fund has a mortgage with an outstanding balance of $39.7 million in connection with the acquisition of a real property. Subject to the satisfaction of certain conditions, additional advances can be made under the mortgage, up to an aggregate amount of $41.7 million. The mortgage has an interest rate of SOFR plus 2.95 % and matures in January 2024, provided that, subject to the satisfaction of certain conditions, there is an option to extend the term for three additional 12-month period . In addition, as of December 31, 2021, the Fund had two co-investments in real properties that had mortgage notes outstanding. As of December 31, 2021, the Company’s share of the mortgage notes outstanding related to these two co-investments was $14.2 million.